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                       SECURITIES AND EXCHANGE COMMISSION
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                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)            July 24, 1997
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                            Cooper Industries, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)


               1-1175                              31-4156620
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      (Commission File Number)           (IRS Employer Identification No.)


600 Travis, Suite 5800, Houston, Texas                      77002
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(Address of Principal Executive Offices)                  (Zip Code)


                                  713/209-8400
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.           Other Events.
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Second Quarter 1997 Results of Operations
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On July 24, 1997, Cooper Industries ("the Company") issued the press release attached hereto as Exhibit 99.1 setting forth the Company's results of operations for the quarter ended June 30, 1997.

Business Outlook for 1997
-------------------------

The following statements, which are based on current expectations, update the Company's general business outlook for 1997, as discussed in Management's Discussion and Analysis of Financial Condition and Results of Operations set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 1996. The statements are forward looking, and actual results may differ materially. The comparative figures for 1997 include the effects of acquisitions and divestitures made through June 30, 1997, exclude Kirsch from the Tools & Hardware segment in 1996 and 1997, and exclude the effects of the gain on the sale of Kirsch and of non-recurring charges.

The Company expects revenues to increase by approximately five percent or more for the Electrical Products and Tools & Hardware segments. Revenues for Automotive Products are expected to be about the same as in 1996.

Overall, the Company's earnings outlook has not changed, although the mix among product segments has changed somewhat. The Company expects operating income for the Electrical Products segment to increase by approximately five to 10 percent. Operating income for the Tools & Hardware segment is expected to increase by approximately 10 percent or more. Operating income for the Automotive Products segment is expected to increase by approximately five to 10 percent.

The above estimates are forward looking statements and involve a number of assumptions, risks and uncertainties. The primary economic assumptions include, without limitation, (i) modest growth in the domestic economy; (ii) a modest improvement in European markets; (iii) a modest increase in construction spending worldwide, (iv) no significant change in raw material costs, and (v) no major customer consolidation in the automotive aftermarket. The estimates also assume, without limitation, no significant change in competitive conditions and such other risk factors as are discussed from time to time in the Company's periodic filings with the Securities and Exchange Commission.



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Item 7.           Financial Statements and Exhibits.
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         Exhibits
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           99.1     Company Press Release Dated July 24, 1997 Titled "Cooper
                    Industries Reports Net Income Up 20%. Second-quarter share earnings up 12%."

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               COOPER INDUSTRIES, INC.

                                               (Registrant)



Date:   July 24, 1997                           /s/D. Bradley McWilliams
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                                                D. Bradley McWilliams
                                                Senior Vice President and
                                                Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit No.
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   99.1       Company Press Release Dated July 24, 1997 Titled "Cooper
              Industries Reports Net Income Up 20%. Second-quarter share earnings up 12%."